(m) Calculation of Illustrations for VUL 5 / VUL 5 — ES
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $12,376.29
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$10,000.38
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$792.73
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-	$191.36

=		$12,376	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.55
2	$12.55
3	$12.55
4	$12.55
5	$12.56
6	$12.56
7	$12.56
8	$12.56
9	$12.57
10	$12.57
11	$12.57
12	$12.58

Total	$150.73

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(16.51)
2	(16.41)
3	(16.30)
4	(16.20)
5	(16.10)
6	(16.00)
7	(15.90)
8	(15.79)
9	(15.69)
10	(15.59)
11	(15.49)
12	(15.39)

Total	(191.36)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,376.29
- Year 5 Surrender Charge	$6,880.00

=	$5,496	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $14,937.68
= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,707.75
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$791.88
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$661.81

=	$14,938	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.49
2	$12.49
3	$12.49
4	$12.49
5	$12.49
6	$12.49
7	$12.49
8	$12.49
9	$12.49
10	$12.49
11	$12.49
12	$12.49

Total	$12.49

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	55.37
2	55.33
3	55.29
4	55.25
5	55.21
6	55.17
7	55.13
8	55.09
9	55.05
10	55.01
11	54.97
12	54.93

Total	$661.81
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,937.68
- Year 5 Surrender Charge	$6,880.00

=	$8,058	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $17,948.69
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,636.07
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$790.98
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$1,743.60

=	$17,949	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.43
2	$12.43
3	$12.42
4	$12.42
5	$12.42
6	$12.42
7	$12.41
8	$12.41
9	$12.41
10	$12.41
11	$12.40
12	$12.40

Total	$148.98

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	141.71
2	142.35
3	142.99
4	143.63
5	144.28
6	144.94
7	145.60
8	146.27
9	146.94
10	147.62
11	148.30
12	148.99

Total	$1,743.60

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,948.69
- Year 5 Surrender Charge	$6,880.00

=	$11,069	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $91,391.49
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$74,006.34
+ Annual Premium*		$25,000.00
- Premium Expense Charge**		$1,000.00
- Monthly Deduction***		$5,206.18
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-	$1,408.67

=		$91,391	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $336.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$90.20
2	$90.23
3	$90.26
4	$90.28
5	$90.31
6	$90.34
7	$90.36
8	$90.39
9	$90.41
10	$90.44
11	$90.47
12	$90.49

Total	$1,084.18

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(121.16)
2	(120.47)
3	(119.79)
4	(119.10)
5	(118.41)
6	(117.73)
7	(117.04)
8	(116.36)
9	(115.67)
10	(114.99)
11	(114.31)
12	(113.63)

Total	(1,408.67)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$91,391.49
- Year 5 Surrender Charge	$39,140.00

=	$52,251	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $110,193.62
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$86,521.82
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$5,197.40
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$4,869.20

=	$110,194	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $336.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$89.61
2	$89.61
3	$89.61
4	$89.61
5	$89.62
6	$89.62
7	$89.62
8	$89.62
9	$89.62
10	$89.62
11	$89.62
12	$89.62

Total	$1,075.40

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	406.32
2	406.22
3	406.12
4	406.02
5	405.92
6	405.82
7	405.72
8	405.62
9	405.52
10	405.41
11	405.31
12	405.21

Total	$4,869.20
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$110,193.62
- Year 5 Surrender Charge	$39,140.00

=	$71,054	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $132,281.20
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$100,646.77
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$5,187.30
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$12,821.73

=	$132,281	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $336.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$88.94
2	$88.91
3	$88.88
4	$88.85
5	$88.82
6	$88.79
7	$88.76
8	$88.73
9	$88.70
10	$88.67
11	$88.64
12	$88.61

Total	$1,065.30

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	1,039.72
2	1,044.80
3	1,049.93
4	1,055.10
5	1,060.31
6	1,065.57

Month	Interest
7	1,070.87
8	1,076.21
9	1,081.60
10	1,087.04
11	1,092.52
12	1,098.05

Total	$12,821.73
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$132,281.20
- Year 5 Surrender Charge	$39,140.00

=	$93,141	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $9,547.55
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$7,765.93
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$1,362.78
- Mortality & Expense Charge****		$62.40
+ Hypothetical Rate of Return*****	-	$153.20

=		$9,548	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.68
2	$43.70
3	$43.71
4	$43.73
5	$43.74
6	$43.76
7	$43.77
8	$43.79
9	$43.80
10	$43.82
11	$43.83
12	$43.85

Total	$525.18

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(13.67)
2	(13.50)
3	(13.34)
4	(13.17)
5	(13.01)
6	(12.85)
7	(12.68)
8	(12.52)
9	(12.36)
10	(12.20)
11	(12.03)
12	(11.87)

Total	(153.20)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,547.55
- Year 5 Surrender Charge	$6,880.00

=	$2,668	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $11,632.38
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,173.89
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,360.44
- Mortality & Expense Charge****	$72.74
+ Hypothetical Rate of Return*****	$531.66

=	$11,632	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.52
2	$43.53
3	$43.54
4	$43.55
5	$43.56
6	$43.57

Month	COI
7	$43.57
8	$43.58
9	$43.59
10	$43.60
11	$43.61
12	$43.62

Total	$522.84

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	45.82
2	45.55
3	45.27
4	45.00
5	44.72
6	44.45
7	44.17
8	43.89
9	43.62
10	43.34
11	43.06
12	42.78

Total	$531.66
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,632.38
- Year 5 Surrender Charge	$6,880.00

=	$4,752	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $14,093.05
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,769.98
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,357.79
- Mortality & Expense Charge****	$84.67
+ Hypothetical Rate of Return*****	$1,405.53

=	$14,093	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.34
2	$43.35
3	$43.35
4	$43.35
5	$43.35
6	$43.35
7	$43.35
8	$43.35
9	$43.35
10	$43.35
11	$43.35
12	$43.35

Total	$520.19

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	117.27
2	117.24
3	117.22
4	117.19
5	117.17
6	117.14
7	117.12
8	117.09
9	117.06
10	117.04
11	117.01
12	116.98

Total	$1,405.53
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,093.05
- Year 5 Surrender Charge	$6,880.00

=	$7,213	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $72,775.75
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$59,462.74
+ Annual Premium*		$25,000.00
- Premium Expense Charge**		$1,000.00
- Monthly Deduction***		$9,057.08
- Mortality & Expense Charge****		$471.28
+ Hypothetical Rate of Return*****	-	$1,158.64

=		$72,776	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$334.90
2	$335.05
3	$335.21
4	$335.37
5	$335.52
6	$335.68
7	$335.84
8	$335.99
9	$336.15
10	$336.30
11	$336.46
12	$336.61

Total	$4,029.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(102.65)
2	(101.54)
3	(100.43)
4	(99.31)
5	(98.20)
6	(97.10)
7	(95.99)
8	(94.89)
9	(93.78)
10	(92.68)
11	(91.58)
12	(90.48)

Total	(1,158.64)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$72,775.75
- Year 5 Surrender Charge	$39,140.00

=	$33,636	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $88,514.38
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$70,074.31
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$9,029.80
- Mortality & Expense Charge****	$549.26
+ Hypothetical Rate of Return*****	$4,019.13

=	$88,514	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$333.04
2	$333.12
3	$333.20
4	$333.28
5	$333.36
6	$333.44
7	$333.52
8	$333.60
9	$333.69
10	$333.77
11	$333.85
12	$333.93

Total	$4,001.80

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	344.26
2	342.58
3	340.90
4	339.21
5	337.52
6	335.81
7	334.11
8	332.40
9	330.68
10	328.95
11	327.22
12	325.49

Total	$4,019.13

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$88,514.38
- Year 5 Surrender Charge	$39,140.00

=	$49,374	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $107,073.24
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,090.79
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,000.00
- Monthly Deduction***	$8,998.35
- Mortality & Expense Charge****	$639.19
+ Hypothetical Rate of Return*****	$10,620.00

=	$107,073	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $404.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$330.94
2	$330.93
3	$330.91
4	$330.90
5	$330.88
6	$330.87
7	$330.86
8	$330.84
9	$330.83
10	$330.81
11	$330.80
12	$330.78

Total	$3,970.35

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.48%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	881.30
2	881.95
3	882.61
4	883.28
5	883.95
6	884.63
7	885.31
8	886.00
9	886.69
10	887.39
11	888.09
12	888.80

Total	$10,620.00
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$107,073.24
- Year 5 Surrender Charge	$39,140.00

=	$67,933	(rounded to the nearest dollar)